Exhibit 99.1

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy form, you may choose one of the voting methods below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 8, 2016. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/PVTB or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, U.S. territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. + ForAgainst Abstain 1. Adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 29, 2016, as it may be amended from time to time, by and among PrivateBancorp, Inc., Canadian Imperial Bank of Commerce and CIBC Holdco Inc. 2. Approval, by advisory (non-binding) vote, of certain compensation that may be paid or become payable to PrivateBancorp, Inc.’s named executive officers in connection with the merger contemplated by the Merger Agreement 3. Approval of an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. NNNIF NVOTINNG BY NMAIL, NYOU MUST SIGN AND DATE THIS FORM IN SECTION B ABOVE C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X2 9 5 6 6 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 02GI8B MMMMMMMMM B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy Form — PrivateBancorp, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRIVATEBANCORP, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS, DECEMBER 8, 2016 AT 8:00 A.M., CENTRAL TIME The undersigned hereby (i) appoints Jennifer R. Evans and Kevin M. Killips, or either of them, as proxy holder and attorney, with full power of substitution, to appear and vote all of the shares of Common Stock of PrivateBancorp, Inc. that the undersigned would be entitled to vote on all matters which may properly come before the Special Meeting of Stockholders of PrivateBancorp, Inc., to be held at The PrivateBank Conference Center, 120 South LaSalle Street, Lower Level, Chicago, Illinois 60603, on December 8, 2016, and at any adjournment(s) or postponement(s) thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said proxy holders to vote all of the shares of Common Stock of PrivateBancorp, Inc. represented by this proxy in accordance with the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. If no directions are given, said shares will be voted “FOR” the adaptation of the Agreement and Plan of Merger (Proposal 1), “FOR” approval of certain compensation arrangements (Proposal 2) and “FOR” approval of an adjournment of the Special Meeting (Proposal 3). PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS ON THE REVERSE SIDE. (Continued and to be signed on reverse side.) Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C